UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 29, 2003


                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                    000-16569                95-3866450
    (State or other               (Commission              (IRS Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)


                              17075 Newhope Street
                        Fountain Valley, California 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits
(c)      Exhibits

         99.1      Press Release dated July 29, 2003 (furnished pursuant to
                   Item 12  of Form 8-K).


Item 12.  Results of Operations and Financial Condition.

The following information is furnished pursuant to this Item 12 of Form 8-K. On July 29, 2003, CAM Commerce Solutions, Inc. announced its financial results for the quarter ended June 30, 2003 pursuant to a press release, a copy of which is attached as Exhibit 99.1 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            CAM COMMERCE SOLUTIONS, INC.
                                            (Registrant)



Date:  July 29, 2003                         /s/ Paul Caceres
                                            -----------------
                                            Paul Caceres
                                            Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit
Number            Description
-------           -----------
99.1              Press release, dated July 29, 2003, issued by CAM Commerce
                  Solutions Corporation